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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 9, 2005
                                                         ----------------

                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-021403                 36-3934824
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

Lawrenceville Office Park, 168 Franklin Corner Road,
  Lawrenceville, New Jersey                                        08648
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (609) 514-4100
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On November 9, 2005, Voxware, Inc. (the "Company") entered into a Third Loan Modification Agreement with Silicon Valley Bank (the "Loan Modification Agreement") wherein, among other matters, an expanded line of credit was established covering capital equipment purchases up to an aggregate of $1,000,000. This line of credit is in addition to the existing $2,000,000 working capital line of credit and the term loan which, as of September 30, 2005, had a balance of $833,000. The terms of the Loan Modification Agreement allow for immediate availability of up to $1,000,000 for equipment financing. Six months are allowed for the Company to draw down against this line of credit with interest-only monthly payments. At the end of the six months, thirty equal monthly payments of principal are made, plus interest on the outstanding principal. The Company has the option to fix the interest rate of the loan at the start of the thirty equal principal payments. The interest rate is equal to the Prime Rate of interest plus 1.75%. The Loan Modification Agreement contains financial covenants specific to the equipment loan, but due to cross collateralization with the existing line of credit and term loan, breaches of such covenants could trigger defaults on the Company's other credit lines as well.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.
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        Exhibit No.  Description
        -----------  -----------

           10.1 Third Loan Modification Agreement, dated as of November 9, 2005, by and between Voxware, Inc. and Silicon Valley Bank.
           10.2 Ratification of Guarantee of Cross Atlantic Technology Fund II, L.P.
           10.3      Ratification of Guarantee of Edison Venture Fund V, L.P.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           VOXWARE, INC.


Dated: November 9, 2005                    By: /s/ Thomas J. Drury, Jr.
                                              ----------------------------------
                                              Name: Thomas J. Drury, Jr.
                                              Title: President and Chief
                                                       Executive Officer